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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 11, 2006

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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Pennsylvania                0-12188             23-1913593
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     (State or Other Jurisdiction       (Commission         (IRS Employer
           of Incorporation)            File Number)     Identification No.)


               9401 Blue Grass Road,
            Philadelphia, Pennsylvania                              19114
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     (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


                        --------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE.

     On January 11, 2006, Deb Shops, Inc. (the "Company") issued a press release which contained updated earnings guidance for its fiscal year ending January 31, 2006. A copy of this release is attached as Exhibit 99.1 to this report.

     The Company is scheduled to participate in the 2006 ICR "XCHANGE" conference at the Ritz-Carlton in Naples, Florida on Friday, January 13, 2006 at 11:20 a.m., Eastern Time. Barry Susson, Chief Financial Officer, will represent the Company at the conference.

     At 11:20 a.m., the audio portion of the presentation will be available at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=DEBS&item_id=1173445 as well as within the investor relations section of the Company's web site at http://www.debshops.com.

     The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibit is furnished with this Current Report on Form 8-K:

     Exhibit
     No.       Description
     -------   -----------

     99.1 Press release, dated January 11, 2006, captioned "DEB SHOPS, INC. RAISES FISCAL 2006 EARNINGS GUIDANCE RANGE TO $1.68 TO $1.73
               PER DILUTED SHARE."

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                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DEB SHOPS, INC.


Dated: January 11, 2006                           By:  Barry J. Susson
                                                       ------------------------
                                                       Barry J. Susson
                                                       Chief Financial Officer












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                                  EXHIBIT INDEX
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     The following exhibit is furnished as part of this Current Report on
Form 8-K:

     Exhibit
     No.       Description
     -------   -----------

     99.1* Press release, dated January 11, 2006, captioned "DEB SHOPS, INC. RAISES FISCAL 2006 EARNINGS GUIDANCE RANGE TO $1.68 TO $1.73
               PER DILUTED SHARE."






     * Filed electronically herewith.













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